                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported: June 30, 2005


                         CHINA MOBILITY SOLUTIONS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                    000-26559                 330-751560
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)


    #900 - 789 West Pender Street, Vancouver, B.C. Canada        V6C 1H2
--------------------------------------------------------------------------------
               (Address of principal executive offices)        (Postal Code)


       Registrant's telephone number, including area code: (604) 632-9638


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

         The Registrant is filing a copy of its May 2005 Business Plan ("Business Plan") as an Exhibit to provide information that is otherwise being disclosed to investors after the filing of this Current Report on Form 8-K. A copy of this Business Plan is filed as Exhibit 10.1 to this Current Report and is incorporated by reference in this Item 7.01.


Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

10.1     Business Plan of China Mobility Solutions Inc., dated May 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              CHINA MOBILITY SOLUTIONS, INC.
                                              (Registrant)




Date: June 30, 2005                           By: /s/ Angela Du
                                                 ----------------------
                                                 Angela Du, President